UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2025

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-38139	36-3012593
(Commission File Number)	(I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(773) 244-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 12, 2025, the Estate of Daniel L. Goodwin (the “Estate”) and Equity Shares Investors, LLC, an affiliate of the Estate (the “Selling Stockholders”), completed their sale of 4,282,210 shares (the “Shares”) of common stock of Byline Bancorp, Inc. (the “Company”) in a registered public offering (the “Offering”) pursuant to the Company’s Registration Statement on Form S-3 filed under the Securities Act of 1933, as amended, that became automatically effective upon filing on June 10, 2025. The Shares were sold pursuant to an Underwriting Agreement, dated June 10, 2025 (the “Underwriting Agreement”), among the Company, the Selling Stockholders and J.P. Morgan Securities LLC, as sole underwriter for the Offering (the “Underwriter”). The Company did not receive any proceeds from the sale of the Shares by the Selling Stockholders.

In addition, in connection with the Company’s previously announced intention to purchase shares in the Offering, the Company purchased 418,235 of the Shares from the Underwriter (the “Stock Repurchase”) at a price per share of $23.91, which was equal to the price per share paid by the Underwriter to the Selling Stockholders in the Offering. The Stock Repurchase was executed under the Company’s existing stock repurchase program authorized on January 1, 2025. Certain of the Company’s directors purchased an aggregate of $1.27 million of the Shares in the Offering at the public offering price and on the same terms as the other purchasers in the Offering.

The Underwriting Agreement includes customary representations, warranties and covenants, and indemnities, including by each of the Company and the Selling Stockholders. The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated June 10, 2025, by and among the Company, the Selling Stockholders and the Underwriter.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLINE BANCORP, INC.

Date: June 12, 2025	By:	/s/Roberto R. Herencia
	Name:	Roberto R. Herencia
	Title:	Executive Chairman and CEO

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